Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

10. Commitments and Contingencies

General

Please refer to Note 3 — Significant Contracts for further discussion of certain of the Company’s commitments and contingencies.

Leases

In April 2022, the Company extended the lease for its corporate headquarters facility in Berkeley Heights, New Jersey for a further three years, expiring in July 2025. In December 2024, the Company terminated this lease, effective as of January 31, 2025. Effective March 1, 2025, the Company entered into a two year lease agreement for our corporate headquarters at Level 10, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, 59200 Kuala Lumpur, Malaysia, which we believe will be adequate to accommodate our business needs.

For the years ended December 31, 2024 and December 31, 2023, the Company recognized operating lease expenses of $82,830 and $74,218 respectively, including $9,104 and $10,851 respectively relating to a short term lease for offices in Dundee, Scotland. The remaining lease term as of December 31, 2024 is one month for the Berkeley Heights facility and no remaining lease term for Dundee, Scotland. The discount rate used by the Company in determining the lease liability was 12%.

The following is a summary of the Company’s future contractual obligations and commitments relating to its facilities lease as at December 31, 2024 (in thousands):

Operating Lease
Obligation
2025	$5
2026	—
Thereafter	—
Total future minimum lease obligation	$5
Less imputed interest	—
Total	$5